Exhibit 10.1

                          AGREEMENT AND PLAN OF MERGER


THIS AGREEMENT AND PLAN OF MERGER is made as of the 11th day of November 2005

AMONG:

          GOLDTECH MINING CORPORATION, a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at 3-11 Bellrose Drive, Suite 314, St. Albert, Alberta, Canada T8N 5C9

          ("GMNC")

AND:

          DALIAN ACQUISITION CORP., a corporation formed pursuant to the laws of the State of Delaware and a wholly owned subsidiary of GMNC

          (the "Acquirer")

AND:

          CHINA INDUSTRIAL WASTE MANAGEMENT INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 100 Wall Street, 15th Floor, New York, NY 10005

          ("CIWM")

AND:

          JINQING DONG, an individual having an address at No. 1 Huailu West Road, E.D.T. Zone, Dalian City, R. R. China, 116600

          AMERICAN UNION SECURITIES, INC., a corporation formed pursuant to the laws of the State of New York and having an office for business located at 100 Wall Street, 15th Floor, New York, New York 10005

          HUAQIN ZHOU, an individual having an address at No. 1 Huailu West Road, E.D.T. Zone, Dalian City, R. R. China, 116600

          WARNER TECHNOLOGY AND INVESTMENT CORP., a corporation formed pursuant to the laws of the State of New Jersey and having an office for business located at 100 Wall Street, 15th Floor, New York, New York 10005

          JUN LI, an individual having an address at No. 1 Huailu West Road, E.D.T. Zone, Dalian City, R. R. China, 116600

          WENYI GUO, an individual having an address at No. 1 Huailu West Road, E.D.T. Zone, Dalian City, R. R. China, 116600



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          RUIFENG  ZHU,  an  individual  having an address at No. 1 Huailu  West
          Road, E.D.T. Zone, Dalian City, R. R. China, 116600

          XIN GUO, an individual having an address at No. 1 Huailu West Road, E.D.T. Zone, Dalian City, R. R. China, 116600

          JOHN C. LEO, an individual having an address at 15 Warren Street, #313, Jersey City, New Jersey 07302

          TONGJIE XING, an individual having an address at No. 1 Huailu West Road, E.D.T. Zone, Dalian City, R. R. China, 116600

          (individually, a "CIWM Shareholder" and collectively, the "CIWM Shareholders")


WHEREAS:

A. CIWM is a Delaware corporation engaged in the business of collecting, treating, disposing and recycling of industrial wastes in China through its majority-owned subsidiary, Dalian Dongtai Industrial Waste Treatment Co., Ltd.;

B. The CIWM Shareholders own 1,280,000 CIWM Shares, being 100% of the presently issued and outstanding CIWM Shares;

C. GMNC is a reporting company whose common stock is quoted on the NASD "Bulletin Board" and which is not presently engaged in any business;

D. The respective Boards of Directors of GMNC, CIWM and the Acquirer deem it advisable and in the best interests of GMNC, CIWM and the Acquirer that CIWM merge with and into the Acquirer (the "Merger") pursuant to this Agreement and the Certificate of Merger, and the applicable provisions of the laws of the State of Delaware; and

E. It is intended that the Merger shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1  In this Agreement the following terms will have the following meanings:

     (a) "Acquisition Shares" means the 64,000 GMNC Preferred Shares to be issued to the CIWM Shareholders at Closing pursuant to the terms of the Merger;

     (b) "Agreement" means this agreement and plan of merger among GMNC, the Acquirer, CIWM, and the CIWM Shareholders;

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

     (c) "CIWM Accounts Payable and Liabilities" means all accounts payable and liabilities of CIWM, due and owing or otherwise constituting a binding obligation of CIWM (other than a CIWM Material Contract) as of June 30, 2005 as set forth in Schedule "K" hereto;

     (d) "CIWM Accounts Receivable" means all accounts receivable and other debts owing to CIWM, as of June 30, 2005 as set forth in Schedule "L" hereto;

     (e) "CIWM Assets" means the undertaking and all the property and assets of the CIWM Business of every kind and description wheresoever situated including, without limitation, CIWM Equipment, CIWM Inventory, CIWM Material Contracts, CIWM Accounts Receivable, CIWM Cash, CIWM Intangible Assets and CIWM Goodwill, and all credit cards, charge cards and banking cards issued to CIWM;

     (f) "CIWM Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of CIWM or relating to the CIWM Business as set forth in Schedule "M" hereto;

     (g)  "CIWM Business" means all aspects of the business conducted by CIWM;

     (h) "CIWM Cash" means all cash on hand or on deposit to the credit of CIWM on the Closing Date;

     (i) "CIWM Debt to Related Parties" means the debts owed by CIWM and its subsidiaries to any CIWM Shareholder or to any family member thereof, or to any affiliate, director or officer of CIWM or any CIWM Shareholder as described in Schedule "N";

     (j) "CIWM Equipment" means all machinery, equipment, furniture, and furnishings used in the CIWM Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

     (k) "CIWM Financial Statements" means, collectively, the audited consolidated financial statements of GMNC for the fiscal years ended December 31, 2004 and 2003, together with the unqualified auditors' reports thereon, and the unaudited consolidated financial statements of GMNC for the six month period ended June 30, 2005, true copies of which are attached as Schedule "J" hereto. Subject to the consent of GMNC, unaudited financial statements for the same period shall be acceptable;

     (l) "CIWM Goodwill" means the goodwill of the CIWM Business together with the exclusive right of GMNC to represent itself as carrying on the CIWM Business in succession of CIWM subject to the terms hereof, and the right to use any words indicating that the CIWM Business is so carried on including the right to use the names "China Industrial Waste Management" or "Dalian Dongtai Industrial Waste Treatment Co., Ltd." or any variations thereof as part of the name of or in connection with the CIWM Business or any part thereof carried on or to be carried on by CIWM, the right to all corporate, operating and trade names associated with the CIWM Business, or any variations of such names as part of or in connection with the CIWM Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the CIWM Business, all necessary licenses and authorizations and any other rights used in connection with the CIWM Business;

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     (m)  "CIWM  Insurance  Policies" means the public  liability  insurance and insurance against loss or damage to CIWM Assets and the CIWM Business as described in Schedule "P" hereto;

     (n) "CIWM Intangible Assets" means all of the intangible assets of CIWM, including, without limitation, CIWM Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of CIWM and its subsidiaries;

     (o) "CIWM Inventory" means all inventory and supplies of the CIWM Business as of June 30, 2005 as set forth in Schedule "Q" hereto;

     (p) "CIWM Material Contracts" means the burden and benefit of and the right, title and interest of CIWM in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which CIWM is entitled in connection with the CIWM Business whereunder CIWM is obligated to pay or entitled to receive the sum of $5,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto;

     (q) "CIWM Shares" means all of the issued and outstanding shares of CIWM's equity stock;

     (r)  "Closing"  means  the   completion,   on  the  Closing  Date,  of  the
          transactions contemplated hereby in accordance with Article 9 hereof;

     (s) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

     (t) "Effective Time" means the date of the filing of an appropriate Certificate of Merger in the form required by the State of Delaware, which certificate shall provide that the Merger shall become effective upon such filing;

     (u) "GMNC Accounts Payable and Liabilities" means all accounts payable and liabilities of GMNC, on a consolidated basis, due and owing or otherwise constituting a binding obligation of GMNC and its subsidiaries (other than a GMNC Material Contract) as of June 30, 2005 as set forth is Schedule "B" hereto;

     (v) "GMNC Accounts Receivable" means all accounts receivable and other debts owing to GMNC, on a consolidated basis, as of June 30, 2005 as set forth in Schedule "C" hereto;

     (w) "GMNC Assets" means the undertaking and all the property and assets of the GMNC Business of every kind and description wheresoever situated including, without limitation, GMNC Equipment, GMNC Inventory, GMNC Material Contracts, GMNC Accounts Receivable, GMNC Cash, GMNC Intangible Assets and GMNC Goodwill, and all credit cards, charge cards and banking cards issued to GMNC;

     (x) "GMNC Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of GMNC and its subsidiaries or relating to the GMNC Business as set forth in Schedule "D" hereto;

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

     (y) "GMNC Business" means all aspects of any business conducted by GMNC and its subsidiaries;

     (z) "GMNC Cash" means all cash on hand or on deposit to the credit of GMNC and its subsidiaries on the Closing Date;

     (aa) "GMNC Common Shares" means the shares of common stock in the capital of GMNC;

     (bb) "GMNC Debt to Related Parties" means the debts owed by GMNC and its subsidiaries to any affiliate, director or officer of GMNC as described in Schedule "E" hereto;

     (cc) "GMNC Equipment" means all machinery, equipment, furniture, and furnishings used in the GMNC Business, including, without limitation, the items more particularly described in Schedule "F" hereto;

     (dd) "GMNC Financial Statements" means, collectively, the audited consolidated financial statements of GMNC for the fiscal years ended December 31, 2004 and 2003, together with the unqualified auditors' reports thereon, and the unaudited consolidated financial statements of GMNC for the six month period ended June 30, 2005, true copies of which are attached as Schedule "A" hereto;

     (ee) "GMNC Goodwill" means the goodwill of the GMNC Business including the right to all corporate, operating and trade names associated with the GMNC Business, or any variations of such names as part of or in connection with the GMNC Business, all books and records and other information relating to the GMNC Business, all necessary licenses and authorizations and any other rights used in connection with the GMNC Business;

     (ff) "GMNC Insurance Policies" means the public liability insurance and insurance against loss or damage to the GMNC Assets and the GMNC Business as described in Schedule "G" hereto;

     (gg) "GMNC Intangible Assets" means all of the intangible assets of GMNC and its subsidiaries, including, without limitation, GMNC Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of GMNC and its subsidiaries;

     (hh) "GMNC Inventory" means all inventory and supplies of the GMNC Business as of June 30, 2005, as set forth in Schedule "H" hereto;

     (ii) "GMNC Material Contracts" means the burden and benefit of and the right, title and interest of GMNC and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which GMNC or its subsidiaries are entitled whereunder GMNC or its subsidiaries are obligated to pay or entitled to receive the sum of $5,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

     (jj) "GMNC Preferred Shares" means the shares of preferred stock in the capital of GMNC;

     (kk) "Merger" means the merger, at the Effective Time, of CIWM and the Acquirer pursuant to this Agreement and Plan of Merger;

     (ll) "Merger Consideration" means the Acquisition Shares;

     (mm) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as GMNC and CIWM may mutually agree upon;

     (nn) "State Corporation Law" means the General Corporation Law of the State of Delaware; and

     (oo) "Surviving Company" means the Acquirer following the merger with CIWM.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning GMNC

         Schedule "A"        GMNC Financial Statements
         Schedule "B"        GMNC Accounts Payable and Liabilities
         Schedule "C"        GMNC Accounts Receivable
         Schedule "D"        GMNC Bank Accounts
         Schedule "E"        GMNC Debts to Related Parties
         Schedule "F"        GMNC Equipment
         Schedule "G"        GMNC Insurance Policies
         Schedule "H"        GMNC Inventory
         Schedule "I"        GMNC Material Contracts

Information concerning CIWM

         Schedule "J"        CIWM Financial Statements
         Schedule "K"        CIWM Accounts Payable and Liabilities
         Schedule "L"        CIWM Accounts Receivable
         Schedule "M"        CIWM Bank Accounts
         Schedule "N"        CIWM Debts to Related Parties
         Schedule "O"        CIWM Equipment
         Schedule "P"        CIWM Insurance Policies
         Schedule "Q"        CIWM Inventory
         Schedule "R"        CIWM Material Contracts

Agreement

     Schedule "S" Certificate of Designation for Series A Convertible Preferred Stock

Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                   THE MERGER

The Merger

2.1 At Closing, CIWM shall be merged with and into the Acquirer pursuant to this Agreement and Plan of Merger and the separate corporate existence of CIWM shall cease and the Acquirer, as it exists from and after the Closing, shall be the Surviving Company.

Effect of the Merger

2.2 The Merger shall have the effect provided therefor by the State Corporation Law. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to CIWM or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of CIWM and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of CIWM and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of CIWM and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of CIWM or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.



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
Certificate of Incorporation; Bylaws; Directors and Officers

2.3 The Certificate of Incorporation of the Surviving Company from and after the Closing shall be the Certificate of Incorporation of the Acquirer until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the State Corporation Law. The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of CIWM as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Company and as provided by the State Corporation Law. The Directors of the Acquirer at the Effective Time shall continue to be the Directors of CIWM.

Conversion of Securities

2.4 At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, CIWM or the CIWM Shareholders, the shares of capital stock of each of CIWM and the Acquirer shall be converted as follows:

     (a) Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the Surviving Company. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

     (b) Conversion of CIWM Shares. Each CIWM Share that is issued and outstanding at the Effective Time shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of Acquisition Shares equal to the number of Acquisition Shares divided by the number of CIWM Shares outstanding immediately prior to Closing. All such CIWM Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

Adherence with Applicable Securities Laws

2.5 The CIWM Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

     (a)  the sale is to GMNC;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933,as amended, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to GMNC an opinion of counsel to that effect or such other written opinion as may be reasonably required by GMNC.

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

     The CIWM Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

      NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                     OF GMNC

Representations and Warranties

3.1 GMNC represents and warrants in all material respects to CIWM, with the intent that CIWM will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

GMNC - Corporate Status and Capacity

     (a) Incorporation. GMNC is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada;

     (b) Carrying on Business. GMNC does not currently conduct business, except for the actual operations of the corporation which are carried on in St. Albert, Alberta, Canada and does carry on any other material business activity in any other jurisdictions. GMNC is duly authorized to carry on such business in St. Albert, Alberta, Canada. The nature of the GMNC Business does not require GMNC to register or otherwise be qualified to carry on business in any other jurisdictions;

     (c) Corporate Capacity. GMNC has the corporate power, capacity and authority to own the GMNC Assets and to enter into and complete this Agreement;

     (d) Reporting Status; Listing. GMNC is required to file current reports with the Securities and Exchange Commission pursuant to section 12(g) of the Securities Exchange Act of 1934, the GMNC Common Shares are quoted on the NASD "Bulletin Board", and all reports required to be filed by GMNC with the Securities and Exchange Commission or NASD have been timely filed;

Acquirer - Corporate Status and Capacity

     (e) Incorporation. The Acquirer is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (f) Carrying on Business. Other than corporate formation and organization, the Acquirer has not carried on business activities to date.

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

     (g) Corporate Capacity. The Acquirer has the corporate power, capacity and authority to enter into and complete this Agreement;

GMNC - Capitalization

     (h) Authorized Capital. The authorized capital of GMNC consists of 95,000,000 GMNC Common Shares, $0.001 par value and 5,000,000 shares of preferred stock. $0.001 par value, of which 7,773,841 GMNC Common Shares, and no shares of Preferred Stock are presently issued and outstanding;

     (i) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of GMNC Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of GMNC;

     (j) Capacity. GMNC has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

Acquirer Capitalization

     (k) Authorized Capital. The authorized capital of the Acquirer consists of 200 shares of common stock, $0.001 par value, of which 200 shares of common stock are presently issued and outstanding;

     (l) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of any common or preferred shares in Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

     (m) Capacity. The Acquirer has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

GMNC - Records and Financial Statements

     (n) Charter Documents. The charter documents of GMNC and the Acquirer have not been altered since the incorporation of each, respectively, except as filed in the record books of GMNC or the Acquirer, as the case may be;

     (o) Corporate Minute Books. The corporate minute books of GMNC and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by GMNC and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of GMNC and its subsidiaries. GMNC and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

     (p) GMNC Financial Statements. The GMNC Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of GMNC, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the GMNC Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (q) GMNC Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of GMNC or its subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the GMNC Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the GMNC Financial Statements, and neither GMNC nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of GMNC and its subsidiaries as of June 30, 2005 are described in Schedule "B" hereto;

     (r) GMNC Accounts Receivable. All the GMNC Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of GMNC, any claim by the obligor for set-off or counterclaim;

     (s) GMNC Bank Accounts. All of the GMNC Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

     (t) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, neither GMNC nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of GMNC except accounts payable on account of bona fide business transactions of GMNC incurred in normal course of the GMNC Business, including employment agreements, none of which are more than 30 days in arrears;

     (u) No Related Party Debt to GMNC. No director or officer or affiliate of GMNC is now indebted to or under any financial obligation to GMNC or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (v) No Dividends. No dividends or other distributions on any shares in the capital of GMNC have been made, declared or authorized since the date of GMNC Financial Statements;

     (w) No Payments. No payments of any kind have been made or authorized since the date of the GMNC Financial Statements to or on behalf of officers, directors, shareholders or employees of GMNC or its subsidiaries or under any management agreements with GMNC or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (x) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting GMNC or its subsidiaries;

     (y)  No Adverse Events. Since the date of the GMNC Financial Statements

          (i) there has not been any material adverse change in the financial position or condition of GMNC, its subsidiaries, its liabilities or the GMNC Assets or any damage, loss or other change in circumstances materially affecting GMNC, the GMNC Business or the GMNC Assets or GMNC' right to carry on the GMNC Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting GMNC, its subsidiaries, the GMNC Business or the GMNC Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by GMNC to any of GMNC' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the GMNC Business has been and continues to be carried on in the ordinary course,

          (v)  GMNC has not waived or surrendered any right of material value,

          (vi) Neither GMNC nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $5,000 individually or $10,000 in total have been authorized or made.

GMNC - Income Tax Matters

     (z) Tax Returns. All tax returns and reports of GMNC and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by GMNC and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (aa) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by GMNC or its subsidiaries. GMNC is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

GMNC - Applicable Laws and Legal Matters

     (bb) Licenses. GMNC and its subsidiaries hold all licenses and permits as may be requisite for carrying on the GMNC Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the GMNC Business;

     (cc) Applicable Laws. Neither GMNC nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the GMNC Business, and to GMNC' knowledge, neither GMNC nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the GMNC Business;

     (dd) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to GMNC, its subsidiaries, the GMNC Business, or any of the GMNC Assets nor does GMNC have any knowledge of any deliberate act or omission of GMNC or its subsidiaries that would form any material basis for any such action or proceeding; other than disclosed in public filings.

     (ee) No Bankruptcy. Neither GMNC nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against GMNC or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of GMNC or its subsidiaries;

     (ff) Labor Matters. Neither GMNC nor its subsidiaries are party to any collective agreement relating to the GMNC Business with any labor union or other association of employees and no part of the GMNC Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of GMNC, has made any attempt in that regard;

     (gg) Finder's Fees. Neither GMNC nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (hh) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of GMNC and the Acquirer;

     (ii) No Violation or Breach. The execution and performance of this Agreement will not:

          (i) violate the charter documents of GMNC or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which GMNC or its subsidiaries are party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, the GMNC Material Contracts, or any right or rights enjoyed by GMNC or its subsidiaries,

          (iii) result in any alteration of GMNC' or its subsidiaries' obligations under any agreement to which GMNC or its subsidiaries are party including, without limitation, the GMNC Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the GMNC Assets,

          (v) result in the imposition of any tax liability to GMNC or its subsidiaries relating to the GMNC Assets, or

          (vi) violate any court order or decree to which either GMNC or its subsidiaries are subject;

The GMNC Assets - Ownership and Condition

     (jj) Business Assets. The GMNC Assets comprise all of the property and assets of the GMNC Business, and no other person, firm or corporation owns any assets used by GMNC or its subsidiaries in operating the GMNC Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

     (kk) Title. GMNC or its subsidiaries are the legal and beneficial owner of the GMNC Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

     (ll) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the GMNC Assets;

     (mm) GMNC Insurance Policies. GMNC and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the GMNC Assets and the GMNC Business as described in Schedule "G" hereto;

     (nn) GMNC Material Contracts. The GMNC Material Contracts listed in Schedule "I" constitute all of the material contracts of GMNC and its subsidiaries;

     (oo) No Default. There has not been any default in any material obligation of GMNC or any other party to be performed under any of the GMNC Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and GMNC is not aware of any default in the obligations of any other party to any of the GMNC Material Contracts;

     (pp) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of GMNC or its subsidiaries. Neither GMNC nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

GMNC Assets - GMNC Equipment

     (qq) GMNC Equipment. The GMNC Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

GMNC Assets - GMNC Goodwill and Other Assets

     (rr) GMNC Goodwill. GMNC and its subsidiaries does not carry on the GMNC Business under any other business or trade names. GMNC does not have any knowledge of any infringement by GMNC or its subsidiaries of any patent, trademarks, copyright or trade secret;

The GMNC Business

     (ss) Maintenance  of  Business.  Since  the  date  of  the  GMNC  Financial
          Statements, GMNC and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

     (tt) Subsidiaries. Except for the Acquirer, GMNC does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

GMNC - Acquisition Shares

     (uu) Acquisition Shares. The Acquisition Shares when delivered to the holders of CIWM Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of GMNC, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2 The representations and warranties of GMNC contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by CIWM or the CIWM Shareholders, the representations and warranties of GMNC shall survive the Closing.

Indemnity

3.3 GMNC agrees to indemnify and save harmless CIWM and the CIWM Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of GMNC to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by GMNC to CIWM or the CIWM Shareholders hereunder.


                                    ARTICLE 4
                                COVENANTS OF GMNC

Covenants

4.1 GMNC covenants and agrees with CIWM that it will:

     (a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use its best efforts to preserve the GMNC Business and the GMNC Assets and, without limitation, preserve for CIWM GMNC' and its subsidiaries' relationships with any third party having business relations with them;

     (c) Access. Until the Closing, give CIWM, the CIWM Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of GMNC, and furnish to CIWM, the CIWM Shareholders and their representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the GMNC Assets notwithstanding the change in control of CIWM arising from the Merger; and

     (e) Name Change. Forthwith after the Closing, take such steps are required to change the name of GMNC to "China Industrial Waste Management Inc" or such similar name as may be acceptable to the board of directors of CIWM.

Authorization

4.2 GMNC hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting GMNC and its subsidiaries to release any and all information in their possession respecting GMNC and its subsidiaries to CIWM. GMNC shall promptly execute and deliver to CIWM any and all consents to the release of information and specific authorizations which CIWM reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of CIWM and the CIWM Shareholders.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                         CIWM AND THE CIWM SHAREHOLDERS

Representations and Warranties

5.1 CIWM and the CIWM Shareholders jointly and severally represent and warrant in all material respects to GMNC, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

CIWM - Corporate Status and Capacity

     (a) Incorporation. CIWM is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. CIWM, through its operating subsidiary, carries on business primarily in the People's Republic of China and does not carry on any material business activity in any other jurisdiction. CIWM has an office at 100 Wall Street, 15th Floor, c/o American Union, New York, NY 10005, and through its operating subsidiary has operations in Dalian City, People's Republic of China and in no other locations. The nature of the CIWM Business does not require CIWM to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Corporate Capacity. CIWM has the corporate power, capacity and authority to own CIWM Assets, to carry on the Business of CIWM and to enter into and complete this Agreement;

CIWM - Capitalization

     (d) Authorized Capital. The authorized capital of CIWM consists of 60,000,000 shares of common stock, $.0001 par value per share;

     (e) Ownership of CIWM Shares. The issued and outstanding share capital of CIWM will on Closing consist of 1,280,000 common shares (being the CIWM Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The CIWM Shareholders will be at Closing the registered and beneficial owners of 1,280,000 CIWM Shares. The CIWM Shares owned by the CIWM Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (f) No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the acquisition of CIWM Shares held by the CIWM Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of CIWM;

     (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of CIWM Shares contained in the charter documents of CIWM or under any agreement;

CIWM - Records and Financial Statements

     (h) Charter Documents. The charter documents of CIWM have not been altered since its incorporation date, except as filed in the record books of CIWM;

     (i) Corporate Minute Books. The corporate minute books of CIWM are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by CIWM which required director or shareholder approval are reflected on the corporate minute books of CIWM. CIWM is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

     (j) CIWM Financial Statements. The CIWM Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of CIWM, on consolidated basis, as of the respective dates thereof, and the sales and earnings of the CIWM Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (k) CIWM Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of CIWM which are not disclosed in Schedule "K" hereto or reflected in the CIWM Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the CIWM Financial Statements, and CIWM has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of CIWM as of June 30, 2005 are described in Schedule "K" hereto;

     (l) CIWM Accounts Receivable. All CIWM Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of CIWM, any claim by the obligor for set-off or counterclaim;

     (m) CIWM Bank Accounts. All of the CIWM Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

     (n) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, CIWM is not, and on Closing will not be, materially indebted to any CIWM Shareholder nor to any family member thereof, nor to any affiliate, director or officer of CIWM or any CIWM Shareholder except accounts payable on account of bona fide business transactions of CIWM incurred in normal course of CIWM Business, including employment agreements with any CIWM Shareholder, none of which are more than 30 days in arrears;

     (o) No Related Party Debt to CIWM. Neither any CIWM Shareholder nor any director, officer or affiliate of CIWM are now indebted to or under any financial obligation to CIWM on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (p) No Dividends. No dividends or other distributions on any shares in the capital of CIWM have been made, declared or authorized since the date of the CIWM Financial Statements;

     (q) No Payments. No payments of any kind have been made or authorized since the date of the CIWM Financial Statements to or on behalf of any CIWM Shareholder or to or on behalf of officers, directors, shareholders or employees of CIWM or under any management agreements with CIWM, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting CIWM;

     (s)  No Adverse Events. Since the date of the CIWM Financial Statements:

          (i)  there  has  not  been  any   material   adverse   change  in  the
               consolidated financial position or condition of CIWM, its liabilities or the CIWM Assets or any damage, loss or other change in circumstances materially affecting CIWM, the CIWM Business or the CIWM Assets or CIWM's right to carry on the CIWM Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting CIWM, the CIWM Business or the CIWM Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by CIWM to any CIWM Shareholder or to any of CIWM's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the CIWM Business has been and continues to be carried on in the ordinary course,

          (v)  CIWM has not waived or surrendered any right of material value,

          (vi) CIWM  has  not  discharged  or  satisfied  or  paid  any  lien or
               encumbrance  or  obligation  or  liability   other  than  current
               liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $5,000 individually or $10,000 in total have been authorized or made;

CIWM - Income Tax Matters

     (t) Tax Returns. All tax returns and reports of CIWM required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by CIWM or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by CIWM. CIWM is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

CIWM - Applicable Laws and Legal Matters

     (v) Licenses. CIWM holds all licenses and permits as may be requisite for carrying on the CIWM Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the CIWM Business;

     (w) Applicable Laws. CIWM has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the CIWM Business, and, to CIWM's knowledge, CIWM is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the CIWM Business;

     (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to CIWM, the CIWM Business, or any of the CIWM Assets, nor does CIWM have any knowledge of any deliberate act or omission of CIWM that would form any material basis for any such action or proceeding;

     (y) No Bankruptcy. CIWM has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against CIWM and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of CIWM;

     (z) Labor Matters. CIWM is not a party to any collective agreement relating to the CIWM Business with any labor union or other association of employees and no part of the CIWM Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of CIWM, has made any attempt in that regard and CIWM has no reason to believe that any current employees will leave CIWM's employ as a result of this Merger.

(aa) Finder's Fees. CIWM is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of CIWM;

     (cc) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of CIWM or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which CIWM is a party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, CIWM Material Contracts, or any right or rights enjoyed by CIWM,

          (iii) result in any alteration of CIWM's obligations under any agreement to which CIWM is a party including, without limitation, the CIWM Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the CIWM Assets,

          (v) result in the imposition of any tax liability to CIWM relating to CIWM Assets or the CIWM Shares, or

          (vi) violate any court order or decree to which either CIWM is subject;

CIWM Assets - Ownership and Condition

     (dd) Business Assets. The CIWM Assets comprise all of the property and assets of the CIWM Business, and neither the CIWM Shareholders nor any other person, firm or corporation owns any assets used by CIWM in operating the CIWM Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

     (ee) Title. CIWM is the legal and beneficial owner of the CIWM Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

     (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the CIWM Assets;

     (gg) CIWM Insurance Policies. CIWM maintains the public liability insurance and insurance against loss or damage to the CIWM Assets and the CIWM Business as described in Schedule "P" hereto;

     (hh) CIWM Material Contracts. The CIWM Material Contracts listed in Schedule "R" constitute all of the material contracts of CIWM;

     (ii) No Default. There has not been any default in any material obligation of CIWM or any other party to be performed under any of CIWM Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and CIWM is not aware of any default in the obligations of any other party to any of the CIWM Material Contracts;

     (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of CIWM. CIWM is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

CIWM Assets - CIWM Equipment

     (kk) CIWM Equipment. The CIWM Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

CIWM Assets - CIWM Goodwill and Other Assets

     (ll) CIWM Goodwill. CIWM carries on the CIWM Business only under the name "CIWM Incorporated" and variations thereof and under no other business or trade names. CIWM does not have any knowledge of any infringement by CIWM of any patent, trademark, copyright or trade secret;

The Business of CIWM

     (mm) Maintenance of Business. Since the date of the CIWM Financial Statements, the CIWM Business has been carried on in the ordinary course and CIWM has not entered into any material agreement or commitment except in the ordinary course; and

     (nn) Subsidiaries. CIWM does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and CIWM does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of CIWM and the CIWM Shareholders contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by GMNC, the representations and warranties of CIWM and the CIWM Shareholders shall survive the Closing.

Indemnity

5.3 CIWM and the CIWM Shareholders jointly and severally agree to indemnify and save harmless GMNC from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of CIWM and the CIWM Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by CIWM or the CIWM Shareholders to GMNC hereunder.


                                    ARTICLE 6
                              COVENANTS OF CIWM AND
                              THE CIWM SHAREHOLDERS

Covenants

6.1 CIWM and the CIWM Shareholders covenant and agree with GMNC that they will:

     (a) Conduct of Business. Until the Closing, conduct the CIWM Business diligently and in the ordinary course consistent with the manner in which the CIWM Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the CIWM Business and the CIWM Assets and, without limitation, preserve for GMNC CIWM's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give GMNC and its representatives full access to all of the properties, books, contracts, commitments and records of CIWM relating to CIWM, the CIWM Business and the CIWM
          Assets, and furnish to GMNC and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the CIWM Assets, including the CIWM Material Contracts, notwithstanding the change in control of CIWM arising from the Merger;

     (e) Reporting and Internal Controls. From and after the Effective Time, the CIWM Shareholders shall forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company and GMNC comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

     (f) Audited Financial Statements. Immediately upon execution of this Agreement, cause to be prepared audited financial statements of CIWM in compliance with the requirements of Regulation SB as promulgated by the Securities and Exchange Commission, such audited financial statements to be provided no later than 2 business days after the Closing Date; and

     (g) Name Change. Forthwith after the Closing, take such steps are required to change the name of GMNC to "China Industrial Waste Management, Inc" or such similar name as may be acceptable to the board of directors of GMNC.

Authorization

6.2 CIWM hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting CIWM to release any and all information in their possession respecting CIWM to GMNC. CIWM shall promptly execute and deliver to GMNC any and all consents to the release of information and specific authorizations which GMNC reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of GMNC.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of GMNC

7.1 GMNC' obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to GMNC hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by CIWM or the CIWM Shareholders at or prior to the Closing will have been complied with or performed;

     (c) GMNC shall have completed its review and inspection of the books and records of CIWM and shall be satisfied with same in all material respects;

     (d) title to the CIWM Shares held by the CIWM Shareholders and to the CIWM Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

     (e) the Certificate of Merger shall be executed by CIWM in form acceptable for filing with the Delaware Secretary of State;

     (f)  subject to Article 8 hereof, there will not have occurred

     (i) any material adverse change in the financial position or condition of CIWM, its liabilities or the CIWM Assets or any damage, loss or other change in circumstances materially and adversely affecting the CIWM Business or the CIWM Assets or CIWM's right to carry on the CIWM Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

     (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to CIWM or the CIWM Business (whether or not covered by insurance) materially and adversely affecting CIWM, the CIWM Business or the CIWM Assets;

     (g) GMNC's issued and outstanding common share capital shall be reduced to 4,823,841 GMNC Common Shares by the return to treasury of 2,950,000 GMNC Common Shares and GMNC shall have received a release in form satisfactory to CIWM from the persons returning such shares in that regard; and

     (h) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.

Waiver by GMNC

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of GMNC and any such condition may be waived in whole or in part by GMNC at or prior to Closing by delivering to CIWM a written waiver to that effect signed by GMNC. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, GMNC shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of CIWM and the CIWM Shareholders

7.3 The obligation of CIWM and the CIWM Shareholders to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to CIWM hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by GMNC at or prior to the Closing will have been complied with or performed;

     (c) CIWM shall have completed its review and inspection of the books and records of GMNC and its subsidiaries and shall be satisfied with same in all material respects;

     (d) GMNC will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to CIWM at the Closing and the Acquisition Shares will be registered on the books of GMNC in the name of the holder of CIWM Shares at the Effective Time;

     (e) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (f) the Certificate of Merger shall be executed by the Acquirer in form acceptable for filing with the Delaware Secretary of State;

     (g) the filing of the Certificate of Designation for the Series A Convertible Preferred Stock with the Nevada Secretary of State, in the form attached hereto as Schedule "S";

     (h)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of GMNC, its subsidiaries, their liabilities or the GMNC Assets or any damage, loss or other change in circumstances materially and adversely affecting GMNC, the GMNC Business or the GMNC Assets or GMNC' right to carry on the GMNC Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to GMNC or the GMNC Business (whether or not covered by insurance) materially and adversely affecting GMNC, its subsidiaries, the GMNC Business or the GMNC Assets;

     (h) GMNC' issued and outstanding common share capital shall be reduced to 4,823,841 GMNC Common Shares (prior to the conversion of outstanding shares of Series A Preferred Stock, by the return to treasury of 2,950,000 GMNC Common Shares and GMNC shall have received a release in form satisfactory to CIWM from the persons returning such shares in that regard;

     (i) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

     (j) the satisfaction of all liabilities of GMNC on or prior to the Closing Date.

Waiver by CIWM and the CIWM Shareholders

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of CIWM and the CIWM Shareholders and any such condition may be waived in whole or in part by CIWM or the CIWM Shareholders at or prior to the Closing by delivering to GMNC a written waiver to that effect signed by CIWM and the CIWM Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing CIWM and the CIWM Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before November 10, 2005, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from CIWM and GMNC and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that GMNC will be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of GMNC' filings with the Securities and Exchange Commission.


                                    ARTICLE 8
                                      RISK

Material Change in the Business of CIWM

8.1 If any material loss or damage to the CIWM Business occurs prior to Closing and such loss or damage, in GMNC' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, GMNC shall, within two (2) days following any such loss or damage, by notice in writing to CIWM, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to GMNC' obligations to carry out the transactions contemplated hereby, be vested in CIWM or otherwise adequately secured to the satisfaction of GMNC on or before the Closing Date.

Material Change in the GMNC Business

8.2 If any material loss or damage to the GMNC Business occurs prior to Closing and such loss or damage, in CIWM's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, CIWM shall, within two (2) days following any such loss or damage, by notice in writing to GMNC, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to CIWM's obligations to carry out the transactions contemplated hereby, be vested in GMNC or otherwise adequately secured to the satisfaction of CIWM on or before the Closing Date.


                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by CIWM

9.2 On or before the Closing, CIWM and the CIWM Shareholders will deliver or cause to be delivered to GMNC:

     (a) the original or certified copies of the charter documents of CIWM and all corporate records documents and instruments of CIWM, the corporate seal of CIWM and all books and accounts of CIWM;

     (b) all reasonable consents or approvals required to be obtained by CIWM for the purposes of completing the Merger and preserving and maintaining the interests of CIWM under any and all CIWM Material Contracts and in relation to CIWM Assets;

     (c) certified copies of such resolutions of the shareholder and director of CIWM as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgement from CIWM and the CIWM Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

     (e)  the Certificate of Merger, duly executed by CIWM;

     (f)  Opinion of counsel; and

     (g) such other documents as GMNC may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by GMNC

9.3 On or before the Closing, GMNC shall deliver or cause to be delivered to CIWM and the CIWM Shareholders:

     (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of CIWM Common Stock;

     (b) certified copies of such resolutions of the directors of GMNC as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (c) a certified copy of a resolution of the directors of GMNC dated as of the Closing Date appointing the nominees of CIWM as officers of CIWM;

     (d) an undated resolution of the directors of GMNC appointing the nominees of the CIWM Shareholders listed below in Article 10 to the board of directors of GMNC;

     (e) undated resignations of Ralph Jordan, Ron Shaver and Tracy Kroeker as directors of GMNC;

     (f) undated resignations of Ron Shaver and Tracy Kroeker as officers of GMNC;

     (g) an acknowledgement from GMNC of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

     (h)  Opinion of counsel;

     (i) documentation evidencing the return to treasury of 2,950,000 GMNC Common Shares and release in form satisfactory to CIWM from the persons returning such shares;

     (j)  Waiver and release in favor of the Company executed by Tracy Kroeker;

     (k)  Assumption  of  Liabilities  Agreement  executed by Tracy  Kroeker and
          GMNC;

     (l)  the Certificate of Merger, duly executed by the Acquirer;

     (m) a certified copy of the Certificate of Designation as filed with the Nevada Secretary of State; and

     (n) such other documents as CIWM may reasonably require to give effect to the terms and intention of this Agreement.


                                   ARTICLE 10
                              POST-CLOSING MATTERS

     Forthwith after the Closing, GMNC, CIWM and the CIWM Shareholders agree to use all their best efforts to:

     (a) file the Certificate of Merger with Secretary of State of the State of Delaware;

     (b)  issue a news release reporting the Closing;

     (c) file with the Securities and Exchange Commission a report on Form 14f1 disclosing the change in control of GMNC and, 10 days after such filing, date the resolutions appointing to the board of directors of GMNC John C. Leo, and forthwith date and accept the resignations of Ralph Jordan, Tracy Kroeker and Ron Shaver as directors of GMNC;

     (d) file a Form 8-K with the Securities and Exchange Commission within four business days disclosing the terms of this Agreement and audited financial statements of CIWM as well as pro forma financial information of CIWM and GMNC as required by Regulation SB as promulgated by the Securities and Exchange Commission;

     (e) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the CIWM Shareholders, as necessary; and

     (f) take such steps are required to change the name of GMNC to "China Industrial Waste Management Inc." or such similar name as may be acceptable to the board of directors of GMNC.

                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3 The address for service of notice of each of the parties hereto is as follows:

          (a)  GMNC or the Acquirer:

                  Goldtech Mining Corporation
                  3-11 Bellrose Drive, Suite 314
                  St. Albert, Alberta, Canada T8N 5C9
                  Attn:  Tracy Kroeker, CEO
                  Phone:  (780) 498-2289
                  Telecopier: (780) 973 -6314

          (b)  CIWM or the CIWM Shareholders

                  China Industrial Waste Management Inc.
                  No. 1 Huailu West Road,
                  E.D.T. Zone, Dalian City, R. R. China, 116600
                  Attn:  Jinqing Dong, President
                  Phone:  (212) 232-0120
                  Telecopier:  (212) 785-5867

Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among CIWM, the CIWM Shareholders, the Acquirer and GMNC respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among CIWM, the CIWM Shareholders, the Acquirer and GMNC with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11    This Agreement is subject to the laws of the State of New York.



                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                              GOLDTECH MINING CORPORATION



                                              By: /s/ TRACY KROEKER
-----------------------------                 ------------------
Witness                                       Tracey Kroeker,
                                              Chief Executive Officer

Name

Address



                                              DALIAN ACQUISITION CORP.


                                              By: /s/ TRACY KROEKER
-----------------------------                 -----------------
Witness                                       Tracey Kroeker,
                                              Chief Executive Officer

Name

Address




                                          CHINA INDUSTRIAL WASTE MANAGEMENT INC.



                                              By: /s/ JINQING DONG
-----------------------------                 ----------------------
Witness                                       Jinqing Dong, President

Name

Address



                                              /s/ JINQING DONG
-----------------------------                 ----------------
Witness                                       JINQING DONG
Name

Address

                                              /s/ JOHN C. LEO
-----------------------------                 ---------------
Witness                                       AMERICAN UNION SECURITIES, INC.
-----------------------------
Name                                          By:  John C. Leo, President

Address



                                              /s/ HUAQIN ZHOU
-----------------------------                 ----------------
Witness                                       HUAQIN ZHOU
Name

Address



                                              /s/ HUAKANG ZHOU
-----------------------------                 -----------------
Witness                                       WARNER TECHNOLOGY AND
                                              INVESTMENT CORP.
Name                                          By:  HuaKang Zhou, President

Address



                                              /s/ JUN LI
-----------------------------                 ----------
Witness                                       JUN LI
Name

Address



                                              /s/ WENYI GUO
-----------------------------                 --------------
Witness                                       WENYI GUO
Name

Address



                                              /s/ DUANFENG ZHU
-----------------------------                 ----------------
Witness                                       DUANFENG ZHU
Name

Address



                                              /s/ XIN GUO
-----------------------------                 -----------
Witness                                       XIN GUO
Name

Address



                                              /s/ JOHN C. LEO
-----------------------------                 ---------------
Witness                                       JOHN C. LEO
-----------------------------
Name

Address



                                              /s/ TONGJIE XING
-----------------------------                 ----------------
Witness                                       TONGJIE XING
Name

Address